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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                     September 13, 2002 (September 13, 2002)

                            STERLING BANCSHARES, INC.
              Exact Name of Registrant as Specified in its Charter


        Texas                         0-20750                74-2175590
State of Incorporation or      Commission File Number       I.R.S. Employer
     Organization                                           Identification No.



  2550 North Loop West, Suite 600
        Houston, Texas                                          77092
Address of Principal Executive Offices                        (Zip Code)

                                 (713) 466-8300
                         Registrant's telephone number,
                               including area code

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Item 5. Other Information

     On September 13, 2002, Sterling Bancshares, Inc. ("Sterling Bancshares") announced that it had completed the acquisition of ENB Bankshares, Inc. and its subsidiary bank, Eagle National Bank (collectively, "ENB"). A copy of Sterling Bancshares' press release announcing the acquisition of ENB is filed as Exhibit
99.1 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)  None.

(b)  None

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     Exhibit 99.1 Press release dated September 13, 2002


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STERLING BANCSHARES, INC.



Dated: September 13, 2002                  By: /s/  Eugene S. Putnam, Jr.
                                              ------------------------------
                                              Eugene S. Putnam, Jr.
                                              Executive Vice President and
                                              Chief Financial Officer



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